SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C. 20549

                        Form 8-K

                      CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
    ACT OF 1934

Date of Report (Date of earliest event reported) January 16, 2006



                KENNETH COLE PRODUCTIONS, INC.
         (Exact name of registrant as specified in its charter)

                 Commission File Number 1-13082


        New York                                 13-3131650
(State or other jurisdiction of                  I.R.S. Employer
incorporation or organization)		  	Identification Number)

             603 West 50th Street, New York, NY 10019

             (Address of principal executive offices)

Registrant's telephone number, including area code (212) 265-1500


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see
General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers;
Election of Directors; Appointment of Principal Officers

On January 16, 2006, Kenneth Cole Productions, Inc. (the "Company") announced that Paul Blum is resigning his position as President of the Company to pursue other opportunities. Kenneth Cole will temporarily assume Mr. Blum's responsibilities. The Company's executive management team will report directly to Mr. Cole.

The Company's press release is attached hereto as Exhibit
99.1.


Item 9.01 Financial Statements and Exhibits

       (c) Exhibits:

           99.1 Press Release dated January 16, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, there unto duly authorized.


                                    Kenneth Cole Productions, Inc.
                                    Registrant


Dated: January 17, 2006	            By:     /s/ DAVID P. EDELMAN
                                    Name:   David P. Edelman
                                    Title:  Chief Financial Officer







Exhibit Index

Exhibit No.       Description

99.1	Press Release date January 16, 2006


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                                                 Exhibit 99.1

Company Contact:                          Investor Relations Contact:
Meredith Paley                            James R. Palczynski
V.P. Corporate Communications             Principal
Kenneth Cole Productions, Inc.  	      Integrated Corporate Relations, Inc.
(212) 830-7405                            (203) 222-9013


Kenneth Cole Productions, Inc. Announces that Paul Blum,
President, Is Leaving the Company; Kenneth Cole to Assume His
Responsibilities

New York, New York, January 16, 2005 / PR Newswire - Kenneth
Cole Productions, Inc. (NYSE:KCP) announced today that Paul
Blum is resigning his position as President of the Company to pursue other opportunities.

"Paul has been an instrumental member of the management team of Kenneth Cole Productions for the last 15 years," said Kenneth Cole, the Company's Chairman and Chief Executive Officer. "He has been a great partner in developing, building and segmenting the business and its brands. He began with the Company when we were a small footwear business, and his contributions have helped us grow to become the multi-brand, dual-gender, international lifestyle business that we are today. We appreciate Paul's dedication and commitment during his long tenure with the Company and wish him the best in his future endeavors." Mr. Blum joined the Company in May 1990 and had served as President since March 2002.

Mr. Cole will temporarily assume Mr. Blum's responsibilities.
He will be assisted by the Company's management team including the new executives recently announced, Richard
Olicker and Henrik Madsen Jensen. The Company's executive management team will report directly to Mr. Cole.

"The Company has a strong and deep executive committee, and we all remain committed to implementing our new business and brand strategies and to executing the goals and initiatives that are currently in place," added Mr. Cole.

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About Kenneth Cole Productions, Inc.
Kenneth Cole Productions, Inc. designs, sources, and markets a broad range of footwear, handbags, and accessories under the brand names "Kenneth Cole
New York," "Kenneth Cole Reaction," "Unlisted, a
Kenneth Cole Production," and "Tribeca, a Kenneth
Cole Production," as well as footwear under the licensed trademark "Bongo." The Company has also granted a wide variety of third party licenses for the production of men's, women's and children's apparel as well as fragrances, timepieces, eyewear, and several other accessory categories. The
Company's products are distributed through department stores, better specialty stores, and company-owned retail stores as well as direct-to-consumer catalogs and e-commerce. Further information can be found at http://www.kennethcole.com.

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